Procure Space ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Canada - 4.5%
Aerospace & Defense - 4.5% (e)
MDA Space Ltd.	157,134	$1,502,581

France - 2.0%
Aerospace & Defense - 2.0% (e)
Airbus SE	3,774	571,574
Thales SA	584	92,865
		664,439
Total France		664,439

Italy - 1.4%
Aerospace & Defense - 1.4% (e)
Avio SpA	28,698	404,324
Leonardo SpA	2,286	54,445
		458,769
Total Italy		458,769

Japan - 9.1%
Aerospace & Defense - 3.0% (e)
Institute for Q-shu Pioneers of Space, Inc. (a)(b)	40,900	445,806
Ispace, Inc. (a)	133,551	542,335
		988,141
Media - 4.5%
Sky Perfect JSAT Holdings, Inc.	251,367	1,486,884
		$–
Professional Services - 1.6%
Weathernews, Inc.	14,166	540,428
Total Japan		3,015,453

Luxembourg - 4.1%
Media - 4.1%
SES SA – ADR	253,284	1,371,762

Netherlands - 2.9%
Software - 2.9%
TomTom NV (a)(b)	175,703	962,048

Switzerland - 4.5%
Household Durables - 4.5%
Garmin, Ltd.	8,635	1,478,744

United States - 70.8%(c)
Aerospace & Defense - 21.2% (e)
Boeing Co. (a)	3,869	737,431
Intuitive Machines, Inc. (a)	120,247	478,583
L3Harris Technologies, Inc.	3,189	723,552
Lockheed Martin Corp.	1,525	826,428
Northrop Grumman Corp.	1,651	799,612
Redwire Corp. (a)	60,688	429,671
Rocket Lab USA, Inc. (a)(b)	307,302	1,610,263
RTX Corp.	6,657	782,131
Terran Orbital Corp. (a)(b)	404,829	291,356
Virgin Galactic Holdings, Inc. (a)(b)	50,127	356,403
		7,035,430
Communications Equipment - 6.6%
Comtech Telecommunications Corp. (a)	44,464	144,063
ViaSat, Inc. (a)	101,320	2,048,691
		2,192,754
Containers & Packaging - 0.6%
Ball Corp.	3,082	196,724
		$–
Diversified Telecommunication Services - 17.9%
AST SpaceMobile, Inc. (a)(b)	140,102	2,897,309
Globalstar, Inc. (a)	1,271,119	1,538,054
Iridium Communications, Inc.	51,594	1,480,748
		5,916,111
Electronic Equipment, Instruments & Components - 4.1%
Trimble, Inc. (a)	25,093	1,368,572
		$–
Industrial Conglomerates - 2.0%
Honeywell International, Inc.	3,250	665,437
		$–
Media - 12.7%
Comcast Corp. - Class A	18,602	767,705
EchoStar Corp. - Class A (a)	76,741	1,540,959
Sirius XM Holdings, Inc. (b)	550,484	1,899,170
		4,207,834
Professional Services - 5.7%
Planet Labs PBC (a)	450,822	1,145,088
Spire Global, Inc. (a)(b)	52,587	733,063
		1,878,151
Total United States		23,461,013
TOTAL COMMON STOCKS (Cost $41,804,319)		32,914,809

SHORT-TERM INVESTMENTS - 21.4%	Shares	Value
Investments Purchased with Proceeds from Securities Lending - 21.2%
Mount Vernon Liquid Assets Portfolio, LLC, 5.45% (d)	7,030,523	7,030,523

Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.23% (d)	48,502	48,502
TOTAL SHORT-TERM INVESTMENTS (Cost $7,079,025)		7,079,025

TOTAL INVESTMENTS - 120.7% (Cost $48,883,344)		39,993,834
Liabilities in Excess of Other Assets - (20.7)%		(6,862,014)
TOTAL NET ASSETS - 100.0%		$33,131,820

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depository Receipt

NV - Naamloze Vennootschap
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $7,050,969 which represented 21.3% of net assets.
(c)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(d) (e)
The rate shown represents the 7-day annualized effective yield as of July 31, 2024.
As of October 31, 2023, the Fund had a significant portion of its assets invested in the Aerospace & Defense industry.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Procure Space ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$32,914,809	$–	$–	$32,914,809
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	7,030,523
Money Market Funds	48,502	–	–	48,502
Total Investments	$32,963,311	$–	$–	$39,993,834

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.